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                                                            EXHIBIT 10.4.2


                              WILLIAM F. SWIGGART
                                ATTORNEY AT LAW

     Bitstream Inc.  *  Athenaeum House  *  215 First Street, Suite 208  *
                    Cambridge, Massachusetts  *  02142-1270

                           Tel : 617/868-8867, x 312
                               Fax: 617/868-0784

                                                             July 13, 1994

HAND DELIVERED
- --------------

Mr. Allan R. Jones
 Partner
The Athenaeum Group
215 First Street
Boston, MA 02142-1268

      Re:   Lease dated March 17, 1992 between Athenaeum
            Realty Nominee Trust and Bitstream, Inc.;
            Elimination of Storage Space; Our File No. 217.10.1

Dear Mr. Jones:

     This is to respond to your letter to Ray Boelig of June 30. The Athenaeum Group offered to amend the above captioned lease by eliminating Bitstream's rental obligation for the 5,000 square feet of storage space on the third floor in return for a $10,000 "break" payment.

     Bitstream hereby accepts your offer and agrees to pay $10,000. Bitstream will pay the first $5,000 as soon as you have signed and returned the enclosed copy of this letter (no later than July 15th), and will pay the $5,000 balance due by August 15, 1994.

     Your signature below shall complete the said amendment of lease. Thank you for your attention to this matter.


                                                            Very truly yours,

                                                            /s/ William Swiggart
                                                            -------------------
                                                             William F. Swiggart
                                                              General Counsel

cc:   Donna B. Held
      C. Ray Boelig


ACCEPTED AND AGREED:
THE ATHENAEUM GROUP



By: /s/ Allan R. Jones                                    Dated: 7-14-94
   ----------------------------                                 --------------
    Allan R. Jones